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Capital Gains and Your Taxes
by Kenneth E. Puzder
CPA Vice President and Financial Operations Principal

As you prepare for tax season, you may be considering the effect of capital gains taxes. What can create a capital gain for a taxpayer? For one thing, buying shares of publicly-traded securities (such as a mutual fund) at one price and selling them later at a higher price. As with so many things in life, the timing of these transactions can be very important.

Generally, a capital gain realized through the sale of an asset owned for more than one year is considered a long-term gain and is taxed at a 20% maximum rate for individuals who are in the 28% (and higher) tax brackets. For individuals in the 15% tax bracket, a 10% rate applies. For tax years beginning after December 31, 2000, gains from the sale of assets held for at least five years will be taxed at an 18% rate (8% for taxpayers in the 15% bracket). The lower capital gains rate will also apply to trusts and estates. In addition, the lower rate will apply when the taxpayer is determining income tax under the Alternative Minimum Tax.

This compares to the present tax treatment for gains realized on investments held for less than one year: short-term gains are taxed at your ordinary income tax rate. So, if you are considering selling an asset (even if it is now under-performing), you should consult with your tax advisor. It may pay to hold on to it and consider the applicability of long-term gains treatment.

For the past quarter century, Individual Retirement Accounts have offered investors a very practical capital gains tax strategy. The payment of taxes on gains realized through certain transactions involving IRA assets (held within the IRA) is deferred until you begin withdrawing money at retirement age. So, if you're considering an investment that involves periodic transactions - regular deposits on some scheduled basis - you might elect to participate in a Lindner Mutual Fund through an IRA account.

There is a variety of IRA plans now available to you, each with its own criteria for tax deductibility. As always, it's best to seek the guidance of your attorney, accountant or tax advisor in deciding which type of investment is appropriate for you. Lindner's customer service representatives are always happy to explain the various IRA options we offer.

Tax Dates to Remember (always consult your tax advisor)

April 17, 2000	Deadline for filing 1999 income tax return or for requesting a filing extension. The first payment of 2000 estimated tax is due. Deadline for opening or depositing funds into your 1999 IRA account.
June 15, 2000	Second 2000 estimated tax payment is due.
August 16, 2000	If you requested a filing extension back in April, your 1999 tax return is due today.
If extenuating circumstances have prevented you from meeting this extended deadline, it's possible to apply for an additional extension.
September 15, 2000	Third 2000 estimated tax payment is due.
October 16, 2000	Last day for filing your 1999 income tax return, if you received additional extension of time to file.

First published in the Winter 2000 Shareowner (link)Newsletter.

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